SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|

Filed by a party other than the registrant | | Check the appropriate box:
|X| Preliminary proxy statement*
| | Definitive proxy statement
| | Definitive additional materials
| | Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             ACCESSPOINT CORPORATION
--------------------------------------------------------------------------------

                  (Name of Registrant as Specified in Charter)


--------------------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X| No fee required.

| | Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:   N/A
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     (2)  Aggregate number of securities to which transaction applies:      N/A
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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the
          filing fee is calculated and state how it was determined)         N/A
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     (4)  Proposed maximum aggregate value of transaction:                  N/A
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     (5)  Total fee paid:                                                   N/A
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         | | Fee paid previously with preliminary materials:

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         | |      Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:                                           N/A
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     (2)  Form, schedule or registration statement no.:                     N/A
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     (3)  Filing party:                                                     N/A
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     (4)  Date filed:                                                       N/A
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                                       1

                             ACCESSPOINT CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 17, 2003

TO THE STOCKHOLDERS OF ACCESSPOINT CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Accesspoint Corporation, a Nevada corporation (the "Company"), will be held on Wednesday, September 17, 2003, at 11 a.m. local time at the Green Valley Ranch Resort located at 2300 Paseo Verde Henderson, Nevada 89052, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

     1. To elect three Class I Directors for a term of one year and four Class II Directors for a term of two years or until their successors are duly elected and qualified or until their earlier resignation or removal;

     2. To ratify the appointment of Mendoza Berger & Company, LLP as independent accountants of the Company for the fiscal year ending December 31, 2003;

     3. To ratify the compensation arrangements of the Company's non-employee directors;

     4. To approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of common stock from 25,000,000 to 100,000,000 shares; and

     5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The foregoing matters are described in more detail in the enclosed proxy statement. The Board of Directors has fixed the close of business on June 30, 2003, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

     All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all of your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                            By Order of the Board of Directors,


                                                        Becky H. Takeda
                                           Chief Executive Officer and President




         Los Angeles, California
         July 18, 2003

                             ACCESSPOINT CORPORATION
                        6171 W. Century Blvd., Suite 200
                          Los Angeles, California 90045
                                 (310) 846-2500


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 17, 2003

     The enclosed proxy is solicited on behalf of the Board of Directors of Accesspoint Corporation, a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on September 17, 2003, at 11 a.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Green Valley Ranch Resort located at 2300 Paseo Verde Henderson, Nevada 89052.

     Your vote at the Annual Meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the Annual Meeting and was prepared by our management for the board of directors. This proxy statement and the accompanying proxy card are first being mailed to you on or about August 1, 2003.

                        GENERAL INFORMATION ABOUT VOTING

Who can attend the Annual Meeting?

     Attendance at the Annual Meeting is limited to the Company's stockholders. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 10 a.m. and each stockholder may be asked to present valid picture identification such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Who can vote?

     We have two classes of capital stock outstanding: common stock and preferred stock. Holders of common stock are entitled to one vote for each share held. Preferred stock holders are not entitled to voting privileges and are convertible into common stock under certain circumstances on a share-for-share basis. Accordingly, only record holders of our common stock are entitled to vote at the Annual Meeting.

     You can vote your shares of common stock if our records show that you owned the shares on June 30, 2003. On June 30, 2003, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 24,163,965 shares of our common stock were issued and outstanding. There were no other voting securities outstanding as of the record date. You get one vote for each share of common stock. You may not cumulate votes in the election of directors. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

     Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. If the proxy card is properly signed and returned, the proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote "FOR" each of the director nominees and "FOR" the other proposal to be considered at the meeting.

     Signing and returning the proxy card does not affect the right to vote in person at the Annual Meeting.

What if other matters come up at the Annual Meeting?

     The matters described in this proxy statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

     Yes. At any time before the vote on a proposal, you can change your vote either by filing with William R. Barber, our Corporate Secretary, at our principal executive offices at 6171 W. Century Blvd., Suite 200, Los Angeles, California 90045, a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

May I vote in person at the Annual Meeting rather than by completing the proxy card?

     Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you may attend the Annual Meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

     If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

     A "quorum," for purposes of the Annual Meeting, means a majority of the shares of common stock outstanding on the record date. This quorum of our shares must be present at the Annual Meeting in order for the meeting to be held. For purposes of determining the presence of a quorum, shares will be counted if they are present in person or by proxy. Shares present by proxy will be counted as present for purposes of determining the presence of a quorum even if the proxy does not have authority to vote on all matters.

     Abstentions: Abstentions are not counted in the tally of votes "FOR" or "AGAINST" a proposal. A "WITHHELD" vote is the same as an abstention. Abstentions and withheld votes are counted as shares present at the Annual Meeting for purposes of determining the presence of a quorum.

     Broker Non-Votes: Broker non-votes occur when shares held by a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the beneficial owner of the shares, and (2) the broker lacks the authority to vote the shares at the broker's discretion. Broker non-votes are counted as shares present and entitled to be voted for purposes of determining the presence of a quorum.

     Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

     Proposal No. 1: Directors are elected by the affirmative vote of a plurality of the votes cast for the respective nominees. Accordingly the seven candidates receiving the highest number of affirmative votes will be elected as directors. Stockholders may not cumulate votes in the election of directors. Proposal No. 2: BDO Seidman, LLP will be ratified as independent accountants of the Company for the fiscal year ending December 31, 2003, if the number of votes cast in favor of the selection exceeds the number of votes cast against the selection. Abstentions and broker non-votes will have no effect on the outcome.

     Proposal No. 3: The compensation arrangements of the Company's non-employee directors will be ratified if the number of votes cast in favor of the compensation arrangement exceeds the number of votes cast against the compensation arrangement. Abstentions and broker non-votes will have no effect on the outcome.

     Proposal No. 4: The affirmative vote of the holders of a majority of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the amendment to our Articles of Incorporation. Because approval of the amendment to our Articles of Incorporation requires the affirmative vote of holders of a majority of the shares of our common stock outstanding and entitled to vote on the amendment, abstentions and broker non-votes will have the same effect as votes cast at the Annual Meeting against the proposal.

Dissenter's Rights of Appraisal

     Pursuant to applicable Nevada state law, there are no dissenter's or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Who pays for this proxy solicitation?

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

STOCKHOLDER PROPOSALS

     Stockholder proposals that are intended to be presented at our 2004 annual meeting and included in our proxy materials relating to the 2004 annual meeting must be received by William R. Barber, Corporate Secretary, Accesspoint Corporation, 6171 W. Century Blvd. Suite 200, Los Angeles, California 90045 no later than April 17, 2004, which is 120 calendar days prior to the anniversary of the mailing date for this year's proxy materials. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2004 annual meeting.

     If a stockholder wishes to present a proposal at our 2004 annual meeting and the proposal is not intended to be included in our proxy statement relating to the 2004 annual meeting, the stockholder must give advance notice to us prior to the deadline for the annual meeting. In order to be deemed properly presented, the notice of a proposal must be delivered to our Corporate Secretary no later than August 3, 2004, which is 45 calendar days prior to the anniversary of the date of the 2003 Annual Meeting. However, in the event that the 2004 annual meeting is called for a date which is not within thirty days of the anniversary of the date of the 2003 Annual Meeting, stockholder proposals intended for presentation at the 2004 annual meeting must be received by our Corporate Secretary no later than the close of business on the tenth day following the date on which public announcement of the date of the 2004 annual meeting is first made. If a stockholder gives notice of such proposal after August 3, 2004, then the proxy solicited by the board of directors for the 2004 annual meeting will confer discretionary authority to vote on such proposal at that meeting, which may include a vote against such stockholder proposal.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

General

     On July 14, 2003, our board of directors, pursuant to its authority under our certificate of incorporation and bylaws, adopted new bylaws which, among other things, (i) increased the authorized number of directors from five (5) to a range from a minimum of five (5) and a maximum of seven (7) directors and (ii) classified our board of directors into two classes - Class I and Class II - with staggered terms. Our board of directors has set the size of the board at seven
(7) directors. Our board of directors currently consists of five persons, with two vacancies. Five positions on our board of directors are to be elected at this meeting.

     As a result of the classification of our board of directors under our new bylaws, members of each class will be elected at the Annual Meeting. Three directors will be designated as a "Class I Director" to be elected for a term expiring at the 2004 annual meeting and two directors will be designated as a "Class II Director" to be elected for a term expiring at the 2005 meeting, in each case until their respective successors are duly elected and qualified or until their earlier resignation or removal. Beginning with the 2004 annual meeting, members of the class whose term expires at the meeting will be elected each year to serve a two-year term until their successors have been elected and qualified or until their earlier resignation or removal.

     Our board of directors has nominated Messrs. Valentine, Byers and Savage for election as Class I Directors to serve until the 2004 annual meeting and Mr. Barber and Ms. Takeda for election as Class II Directors to serve until the 2005 annual meeting.

     Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the board of directors' five director nominees below. Proxies cannot be voted for more than the five named director nominees.

     Each director nominee for election has agreed to serve if elected, and we have no reason to believe that any director nominee will be unavailable to serve. If any director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a director nominee designated by the present board of directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the director nominee named below.

     The names of the director nominees, and certain information about them, are set forth below.

                                         Director
            Name               Age       Since       Position                              Class of Director
           ------             -----     ---------    ---------                             -----------------
Gene Valentine (1)(2)........   54      03/29/02     Chairman of the Board of Directors       [Class I]
William B. Barber............   59      10/31/02     Director                                 [Class II]
Joseph Byers (1)(2)..........   76      03/29/02     Director                                 [Class I]
Michael Savage...............   82      01/29/03     Director                                 [Class I]
Becky H. Takeda..............   40      07/03/03     Director                                 [Class II]

----------

(1)......Member of the Audit Committee
(2)......Member of the Compensation Committee

     On March 22, 2002, James Bentley ("Plaintiff"), a shareholder of the Company, filed a shareholder derivative lawsuit against the Company, William R. Barber and several other individual defendants for breach of contract, breach of fiduciary duty, misappropriation of trade secrets, recovery of personal property, imposition of a constructive trust, unfair competition in violation of Business and Profession Code Section 17200, conversion, unfair business practices, and usurpation of corporate opportunity. On several occasions, Plaintiff also sought provisional remedies with the Court, including multiple applications for preliminary injunction and the appointment of a receiver. To date, none of Plaintiff's requests for provisional relief have been granted. On June 26, 2002, the parties to the action executed a Settlement Agreement. Plaintiff purported to rescind the Settlement Agreement in early December 2002. Plaintiff thereafter filed an ex parte application for temporary restraining order, which the court denied on December 24, 2002. The Court set a hearing for Plaintiff's application for preliminary injunction in late January 2003. Plaintiff thereafter continued the hearing on the application for preliminary injunction on several occasions. Ultimately, after Defendant's opposition to the preliminary injunction request was filed; Plaintiff took his application for preliminary injunction off calendar completely. A number of depositions and law and motion were conducted during January and February 2003. Trial has been set for October 20, 2003. The Company will vigorously contest Plaintiff's allegations and contention, including pursuing discovery in the case to obtain all information necessary to conduct a proper defense. The Company has recorded no liability for the potential of an adverse outcome of the action.

     Mr. Gene C. Valentine, Chairman of the Board, Member of the Audit Committee, Member of the Compensation Committee. Mr. Valentine joined the Board in October 2002. Mr. Valentine is the founder and CEO of the Financial West Group, based in Los Angeles. Mr. Valentine founded the Financial West Investment Group, Inc. in 1985. A firm with over 300 registered sales representatives in 52 offices throughout the United States. Mr. Valentine's experiences included serving for four years as Vice President of Marketing for Christopher Weil & Co., a NASD registered broker/dealer, and he was director of Real Estate Acquisitions for Windfarms, Ltd., an alternative energy subsidiary of Chevron USA. He also served as a stockholder and officer of Horizon Realty, a real estate brokerage firm located in San Francisco, following six years as a naval officer. He is a NASD registered securities principal, received a BS degree from Bethany College, and attended the University of Vienna, Austria. Mr. Valentine, through the Financial West Group is a stockholder of Accesspoint. Mr. Valentine is also the chairman of the Audit Committee. As an active participant in the securities industry, we have determined that Mr. Valentine is a financial expert and is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

     Mr. William R. Barber has been a Director since October 2002 and was Chief Executive Officer and President from December 2002 to June 2003. Mr. Barber has been actively involved with the development of a number of start-up ventures. He has experience in a wide variety of fields of business and is an active investor in a number of e-commerce companies. Mr. Barber is a stockholder of Accesspoint.

     Mr. Joe Byers, Member of the Audit Committee, Member of the Compensation Committee. Mr. Byers joined the Board in January 2002. Mr. Byers has more than 40 years experience in the banking business and was most recently Senior Vice President of First National Bank based in Los Angeles. Mr. Byers focuses his time and attention on developing additional processing platforms and financial relationships for us. Mr. Byers is not a stockholder of Accesspoint.

     Mr. Michael Savage joined the Board in January 2003. Mr. Savage has been the founder of more than 15 successful companies, including Capital Reserve Corporation of Los Angeles. He has extensive business experience in equipment leasing, technology and the development of new marketplaces. Mr. Savage is expected to focus his energies on the development of our affinity cards. Mr. Savage is not a stockholder of Accesspoint.

     Ms. Becky H. Takeda joined the Board in July 2003. Ms. Takeda is the President of Merchants Billing Services and assumed the role of President and Chief Executive Officer after the resignation of Mr. William R. Barber on June 23, 2003. From April 1995 to August 1999, Ms. Takeda was Vice President of worldwide marketing and investor relations for SMART Modular, a global high tech manufacturing and services firm. From August 1999 to December 1999, she served as a consultant to SMART Modular. From January 2000 through May 2002 Ms. Takeda served in a variety of positions including Chairman of the Board, President, Director of Development and Chief Operating Officer at Digital Courier Technologies, Inc., a credit card processor. Ms. Takeda has also held executive management positions with several leading technology companies including IBM, Apex Data, Inc., Asia Interactive Services and Instant Replay Corporation. Ms. Takeda holds an M.B.A. in Finance from Santa Clara University and a B.A. in Economics from UCLA.

Board of Directors

     On July 14, 2003, our board of directors adopted new bylaws that, among other things, (i) increased the authorized number of directors from five (5) to a range from a minimum of five (5) and a maximum of seven (7) directors and (ii) classified our board of directors into two classes with staggered terms. Our board of directors has set the size of the board at seven (7) directors and currently consists of five persons with two vacancies.

     As a result of the classification of our board of directors under our new bylaws, members of each class will be elected at the Annual Meeting. Two directors are designated as a "Class I Director" to be elected for a term expiring at the 2004 annual meeting and three directors are designated as a "Class II Director" to be elected for a term expiring at the 2005 meeting, in each case until their respective successors are duly elected and qualified or until their earlier resignation or removal. Beginning with the 2004 annual meeting, members of the class whose term expires at the meeting will be elected each year to serve a two-year term until their successors have been elected and qualified or until their earlier resignation or removal.

     Our board of directors held 15 meetings in 2002. All of the then current directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of our board of directors and (ii) the total number of meetings held by all committees of our board of directors on which such director served during 2002.

Board Committees

     Our board of directors has two standing committees: the Audit Committee and Compensation Committee.

     Audit committee - The Audit Committee is responsible for reviewing financial information that will be provided to stockholders and others, the systems of internal controls that management and our board of directors have established, the performance and selection of independent accountants, our audit and financial reporting processes, and our accounting practices. The Audit Committee operates under a written audit committee charter adopted by our board of directors. A copy of the charter is filed as Appendix A to this proxy statement. Our Audit Committee met on March 26, 2003 in connection with the audit of our financial statements for the fiscal year ended December 31, 2002, and held 2 meetings in 2002. Our board of directors has determined that all members of the Audit Committee are "independent" as that term is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. The Audit Committee currently consists of Eugene Valentine and Joseph Byers. In addition, the Board has determined that Mr. Valentine is an "audit committee financial expert" and is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act, as amended.

     Compensation committee - The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of our stock option plan, including the approval of grants under such plan to our employees, consultants and directors. Our Compensation Committee held 1 meeting in 2002. The Compensation Committee currently consists of Eugene Valentine and Joseph Byers.

     Nominating committee - We do not have a standing nominating committee.

     Our board of directors may establish other committees to facilitate the management of our business.

Compensation Committee Interlocks and Insider Participation

     Our board of directors established our Compensation Committee in March 2002. Since inception our Compensation Committee has been composed exclusively of non-employee members of our board of directors. Our Compensation Committee currently consists of Eugene Valentine and Joseph Byers. Prior to March 2002, the full board of directors participated in deliberations concerning executive officer compensation.

     None of the current members of our Compensation Committee was at any time since the formation of Accesspoint an officer or employee of Accesspoint. None of our current executive officers serve as a member of the board of directors or Compensation Committee of any entity that has one or more of its executive officers serving on our board of directors or our Compensation Committee.

Director Compensation

     We do not provide cash compensation to our directors for service on the board or for attendance at meetings of committees of the board on which they serve. Our board members are reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors and committees of the board of directors.

Resignation of Directors

     On January 8, 2003, in a letter dated December 31, 2002, Marcia Allen resigned as director of the Company. The resignation was for reasons regarding the management's operations and practices. In Ms. Allen's letter she expressed her frustration with the inability of the board of directors to direct management of the Company. Ms. Allen expressed concern regarding the potential for conflicts of interest and the number of related-party transactions that might be perceived incorrectly by other interested parties. Ms. Allen expressed extreme frustration with the lack of timely financial reporting. Ms. Allen also indicated the Company has yet to develop a business plan, that the direction of the Company has been guided by litigation and responding to problems rather than planning. Ms. Allen finally expressed concern regarding a number of issues which she feels there has been ongoing board inaction: stockholder communication, stockholder meeting, proxies, conflict of legal counsel, resolution of continuing disputes/litigation with former management, sale of the merchant portfolio and the MBS management agreement.

     The Company disagrees with the statements contained in Ms. Allen's resignation letter in their entirety, and denies any charges of wrongdoing. As a director, and past president of the Company, Ms. Allen had unrestricted access to all of the Company's books, records, and employees, yet during her term as a director of the Company never asked to be provided with any financial statement, analyses, account reconciliations nor position papers on any transaction of the Company. The Company continues to work with the board, stockholders and employees to settle ongoing litigation, reduce debt, improve earnings, and streamline its operations.

Vote Required

     Directors are elected by the affirmative vote of a plurality of the votes cast for the respective nominees, accordingly the five candidates receiving the highest number of affirmative vote will be elected as directors. Stockholders may not cumulate votes in the election of directors.

Recommendation of the Board of Directors

     Our board of directors unanimously recommends that the stockholders vote "FOR" the election of the director nominees named above.

                                 PROPOSAL NO. 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Ratification of Accountants

     Our Audit Committee has recommended, and our board of directors has approved, the appointment of Mendoza Berger & Company, LLP as our independent accountants for the fiscal year ending December 31, 2003. Mendoza Berger & Company, LLP has served as our independent accountant since May, 2003, replacing Lichter Weil & Associates. Ratification of the independent accountant is not required by the Company's bylaws or applicable law, but is being submitted to the stockholders as a matter of good corporate practice. If ratification of this selection of accountants is not approved by the stockholders, the Company will review its future selection of accountants. Even if the selection is ratified, our board of directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if our board of directors believes that such a change would be in the best interests of us and our stockholders.

Audit Fees

         a. Audit Fees. The total fees paid to Mendoza Berger & Company, LLP for the audit of the Company's financial statements for the fiscal year ended December 31, 2002 was $58,200. The Company also paid $38,452 to Lichter, Weil & Associates, the Company's prior independent accountants, for review of the financial statements included in the Company's Form 10-QSB for the first, second and third quarters of fiscal year 2002.

         b. Financial Information Systems Design and Implementation Fees. Neither Lichter, Weil & Associates nor Mendoza Berger & Company, LLP performed any services in this category during the fiscal year ended December 31, 2002.

         c. All Other Fees. Lichter, Weil & Associates nor Mendoza Berger & Company, LLP did not provide any services in this category during fiscal year ended December 31, 2002.

Change in the Company's Certifying Accountants

     On April 4, 2003, Lichter, Weil & Associates resigned as the Company's principal independent accountants. At that time we filed a Current Report on Form 8-K with the Securities and Exchange Commission on April 9, 2003, which was amended by Forms 8-K/A filed with the Securities and Exchange Commission on April 21, 2003 and May 1, 2003. The text of the Form 8-K Report, as amended, is as follows:

     "On April 4, 2003, in an email addressed to the controller of the registrant, Lichter, Weil & Associates, independent auditors to the registrant, resigned. During the past two years the audited financial statements of the registrant prepared by Lichter, Weil & Associates contained an adverse opinion that expressed that certain conditions indicated the Company might be unable to continue as a going concern. The prior principal accountant's report on the financial statement for either of the past two years did not contain a disclaimer of opinion, nor were the opinions qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the past two years, and the interim period since the date of the last audit, December 31, 2001, there has been no disagreement with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

     In March 2003, the former accountant advised the registrant of the need to expand the scope of its audit, that information had come to the accountant's attention during the time period covered by the audit then under way, that if further investigated, may have caused it to question management's representations or the information contained within its financial statements.

     Due to the accountant's resignation on April 4, 2003, concurrently with the preliminary assessments of, and the commencement of, the additional work required for an investigation, the accountant did not expand the scope of its audit or conduct such further investigation beyond such preliminary steps. Former accountant has furnished the registrant with a letter addressed to the Commission stating that it agrees with the statements made by the registrant in response to this Item 304(a).

     The Audit Committee of the Board of Directors has approved the change of the accountant and on April 25, 2003, the registrant engaged the firm of Mendoza Berger & Company, LLP, Certified Public Accountants, as the principal accountant to audit the registrant's financial statements. The Audit Committee of the Board of Directors has approved the engagement of this firm as principal accountant. During the registrant's two most recent fiscal years, or any subsequent interim period, the registrant has not consulted the newly engaged accountant regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements nor has it consulted the newly engaged accountant regarding any matter that was either the subject of a disagreement or a reportable event."

     A copy of the letter from Lichter, Weil & Associates, dated April 30, 2003, addressed to the Securities and Exchange Commission was filed as an exhibit to the Company's Current Report on Form 8-K/A filed with the Securities and Exchange Commission on May 1, 2003.

     Representatives of Mendoza Berger & Company, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions. Representatives of Lichter, Weil & Associates are not expected to be at the Annual Meeting. Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Mendoza Berger & Company, LLP as the independent accountants for the fiscal year ended December 31, 2003.

Vote Required

     Mendoza Berger & Company, LLP will be ratified as independent accountants of the Company for the fiscal year ending December 31, 2003 if the number of votes cast in favor of the selection exceeds the number of votes cast against the selection. Abstentions and broker non-votes will have no effect on the outcome. Unless marked to the contrary, proxies received will be voted "FOR" ratification of the non-employee director compensation arrangement.

Recommendation of the Board of Directors

     Our board of directors unanimously recommends that the stockholders vote "FOR" ratification of the appointment of Mendoza Berger & Company, LLP, as independent accountants for the fiscal year ending December 31, 2003.

                                 PROPOSAL NO. 3

                RATIFICATION OF THE COMPENSATION ARRANGEMENTS OF
                             THE COMPANY'S DIRECTORS


     We currently do not provide cash compensation to our directors for service on the board or for attendance at meetings of committees of the board on which they serve. Our board of directors believes that it is in the best interests of the Company and its stockholders for the Company to attract and retain persons of the highest caliber to serve on the board of directors. In July, 2003 our board of directors reviewed the current compensation arrangements for persons serving on the board of directors and concluded that the Company's policy to not compensate its non-employee directors was not a standard practice among comparable companies in its industry and that, in order to continue to attract capable independent directors in the current environment, the Company should begin to provide compensation to its non-employee directors for service on the board. Accordingly, our board of directors adopted the following compensation structure to help ensure that the Company can continue to attract and retain the services of persons capable of serving on the board of directors:

     - Directors will not receive a retainer for service on the board of directors.

     - Non-employee directors will receive compensation in an amount equal to $1,000 in stock options, under the terms of the Accesspoint Corporation 1999 Stock Incentive Plan, based on the average share price for the preceding three month period, for each board meeting attended and for attendance at each meeting of committees of the board on which they serve.

     - All directors will be reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the board and committees of the board.

     The benefits that may be awarded under the new non-employee director compensation arrangements for the 2003 fiscal year are currently not determinable. We anticipate that there will be monthly regular meetings of the board of directors and such additional special meetings as necessary for the board of directors to fully carry out its fiduciary duties and responsibilities to the Company and its stockholders. In addition, we anticipate that the Audit Committee and Compensation Committee will hold at least 2 regular meetings, respectively, per year with additional meetings as necessary to fully carry out their responsibilities.

     The following table shows the benefits that would have been received by the individuals listed below during the 2002 fiscal year had the new non-employee director compensation arrangements been in effect.

                             Name and Position                            Dollar Value ($) of
                             -----------------                            stock options
                                                                          -------------------
          Gene Valentine.......................................                           $10,000
               Chairman of the Board
          William B. Barber....................................                            $2,000
               Director
          Joseph Byers.........................................                           $10,000
               Director
          Michael Savage.......................................                                $0
               Director
          Becky Takeda.........................................                                $0
                Director, Chief Executive Officer, President
          All Executive Officers...............................                                $0
          All Non-Employee Directors...........................                               N/A
          All Employees, Excluding Executive Officers..........                               N/A

     Stockholder ratification of the compensation arrangement for our non-employee directors is not required by our bylaws, Nevada corporate law, the rules and regulations of the Securities and Exchange Commission or otherwise. However, the board of directors believes that the compensation arrangement is appropriate and prudent, and is submitting the proposal to the stockholders for ratification as a matter of good corporate practice. If ratified by the stockholders, or otherwise effectuated by the board of directors, these director compensation arrangements will be effective immediately. If the stockholders do not approve ratification of the compensation arrangements of our directors, our board of directors or compensation committee will review and, if it deems necessary, adjust its methodology and basis for determining compensation arrangements in the future. Even if the compensation arrangements are ratified, our board of directors or compensation committee in their discretion may adjust the compensation arrangements at any time if it believes that such a change would be in the best interests of the Company and its stockholders.

Vote Required

     The compensation arrangements of our directors will be ratified if the number of votes cast in favor of the compensation arrangement exceeds the number of votes cast against the compensation arrangement. Abstentions and broker non-votes will have no effect on the outcome.

Board Recommendation

     Our board of directors believes that the compensation arrangements for our non-employee directors as described above are in the best interests of our stockholders and us and unanimously recommends that the stockholders vote "FOR" the proposal to approve the compensation arrangements.

                                 PROPOSAL NO. 4

        AMENDMENT OF ACCESSPOINT CORPORATION'S ARTICLES OF INCORPORATION


     In July, 2003, our board of directors unanimously approved, and recommended that our stockholders approve, an amendment to the first paragraph of Article Fourth of the Accesspoint Corporation's Articles of Incorporation to increase the number of authorized shares of our common stock from 25,000,000 shares to 100,000,000 shares. The proposed amendment would replace the first paragraph of Article Fourth in its entirety as follows:

         "FOURTH. Authorized Capital. The aggregate number of shares of stock which the Corporation shall have the authority to issue is One Hundred Five Million (105,000,000) shares, which are divided into One Hundred Million (100,000,000) shares of Common Stock, $.001 par value per share (the "Common Stock"), and Five Million (5,000,000) shares of Preferred Stock, $.001 par value per share (the "Preferred Stock")."

     No increase in the number of authorized shares of our preferred stock is proposed at this time. The additional authorized shares would be part of the existing class of common stock and would not affect the terms of the outstanding common stock or the rights of the holders of common stock. The respective rights and limitations applicable to our common stock will remain unchanged under the proposed amendment. Our common stock has no associated preemptive rights. We have no current arrangements, understandings or plans to issue a material amount of shares of common stock.

     Our current Articles of Incorporation provides for an authorized capital consisting of 25,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of June 30, 2003, 24,163,965 shares of common stock were issued and outstanding, and 1,055,600 shares of our preferred stock are issued and outstanding. In addition, as of June 30, 2003, 6,000,000 shares of common stock were reserved for issuance under the Accesspoint Corporation 1999 Stock Incentive Plan, of which options to purchase 1,776,445 shares of common stock were issued and outstanding. Warrants to purchase 801,661 shares of common stock were also issued and outstanding as of June 30, 2003. Therefore, assuming the exercise of all options and warrants and conversion of all convertible securities outstanding as of June 30, 2003 plus the ungranted but reserved stock options under our 1999 Stock Incentive Plan, we would be oversubscribed by 5,163,965 common shares. As a consequence, we have no shares available for issuance and insufficient shares to meet all of our obligations in the event of exercise of all outstanding convertible securities.

Purpose and Effect of Amendment to Articles of Incorporation

     Our board of directors is seeking to increase the total number of authorized shares of common stock from 25,000,000 to 100,000,000 to ensure that shares will be available both to cover currently outstanding obligations on convertible securities and for future issuance in the event that our board of directors determines that it is necessary or advisable to raise additional capital through sale of securities to fund business operations, to attract strategic partners and/or candidates for business combination who can assist us in generating revenue streams and are capable of increasing our revenues, to declare share dividends (when appropriate) and affect share splits (if necessary or advisable), or for other corporate purposes.

     The proposed amendment to the Articles of Incorporation should facilitate our ability to accomplish these goals and other business and financial objectives in the future without delaying such activities for further stockholder approval, except as may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed.

     Although our board of directors will authorize the issuance of additional common shares only when it considers doing so to be in the best interests of the Company and its stockholder, the availability for issuance of additional common shares could also enable our board of directors to render more difficult or discourage an attempt to obtain control of the Company through, for example, a proposed merger, tender offer, proxy contest or unsolicited takeover attempt. When, in the judgment of our board of directors such action would be in the best interests of the Company and its stockholders, the issuance of common shares could be used to create voting impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of common shares to purchasers favorable to our board of directors. The issuance of new shares could also be used to dilute the share ownership of a person or entity seeking to obtain control of the Company should our board of directors consider the action of such entity or person not to be in the best interests of the Company and its stockholders. Future issuances of additional shares of common stock or securities convertible into common stock, whether pursuant to an acquisition or other corporate transaction, would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders. Neither management nor our board of directors is aware of any planned effort on the part of any party to accumulate material amounts of common stock or to acquire control of the Company by means of a merger, tender offer, proxy contest or otherwise, or to change the Company's management.

     Our board of directors is required to make any determination to issue common shares based upon its judgment as to the best interests of the Company and its stockholders. Our board of directors believes that the authorization of the additional common shares is in the best interests of the Company and its stockholders and believes that it is advisable to authorize such additional shares and have them available to ensure that shares will be available both to cover currently outstanding obligations on convertible securities and for future issuance in connection with possible funding of uses not presently determinable and as may be deemed to be feasible and in the best interests of the Company.

     If the proposed amendment to our Articles of Incorporation is approved, the amendment will be filed promptly with the Secretary of State of the State of Nevada. The amendment would be effective upon the date of filing.

Vote Required

     The affirmative vote of the holders of a majority of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the amendment to our Articles of Incorporation. Because approval of the amendment to our Articles of Incorporation requires the affirmative vote of holders of a majority of the shares of our common stock outstanding and entitled to vote on the amendment, abstentions and broker non-votes will have the same effect as votes cast at the Annual Meeting against the proposal.

Recommendation of the Board of Directors

     Our board of directors believes that this proposal is in the best interest of the Company and its stockholders and unanimously recommends that the stockholders vote "FOR" the approval of the proposal to increase the number of authorized shares of Accesspoint's common stock from 25,000,000 shares to 100,000,000 shares.

                                  OTHER MATTERS

     Our board of directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the board of directors. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.



                                   MANAGEMENT

Executive Officers, Directors and Other Key Employees

     The following table sets forth certain information regarding our executive officers, directors and other key employees as of June 30, 2003.

       Name                             Age    Position
       ----                             ---    --------
Gene Valentine (1)(2)................... 52    Chairman of the Board of Directors
Becky H. Takeda......................... 40    Chief Executive Officer and President
William R. Barber....................... 57    Director
Joseph Byers (1)(2)..................... 76    Director
Michael Savage.......................... 82    Director
Lawrence C. Early, CPA.................. 37    Controller
----------

(1)  Member of the Audit Committee
(2)  Member of the Compensation Committee

         Eugene Valentine.  See "Proposal No. 1: Election of Directors" for Mr. Valentine's biography.

         Becky Takeda. See "Proposal No. 1: Election of Directors" for Ms. Takeda's biography.

         William R. Barber.  See "Proposal No. 1: Election of Directors" for Mr. Barber's biography.

         Joseph Byers.  See "Proposal No. 1: Election of Directors" for Mr. Byer's biography.

         Michael Savage.  See "Proposal No. 1: Election of Directors" for Mr. Savage's biography.

     Lawrence Early. Mr. Early joined the Company in October 2002 in the capacity of Controller. Mr. Early previously served as the Regional Controller of Production Resource Group (PRG) in Las Vegas, Nevada. Prior to PRG, Mr. Early was the Chief Financial Officer of eSat, Inc., a satellite Internet provider. Mr. Early was a Principal at Lichter, Early & Company, LLP CPAs for nine years, specializing in the audits of publicly-traded hi-tech companies and broker-dealers in securities. Mr. Early holds a Master of Business Administration in International Finance from the American Graduate School of International Management (Thunderbird) and a Bachelor of Science in Finance from California State University - Fresno. Mr. Early is a member of the Institute of Management Accountants and is a Certified Managerial Accountant. Mr. Early is a member of the California Society of Certified Public Accountants and is a certified public accountant

Relationships Among Executive Officers and Directors

Our executive officers are elected by the board of directors on an annual basis and serve until the next annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal. Except as otherwise disclosed in their respective biography, there are no family relationships among any of the directors or executive officers of Accesspoint.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Accesspoint. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of Section 16(a) forms they file.

     To our knowledge, based solely on review of the copies of such reports furnished to us, we believe that, during the year ended December 31, 2002, all of our officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements.



                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

     The following table sets forth certain summary information concerning the compensation earned by our chief executive officer and our other most highly compensated executive officers (determined on the basis of their salary and bonus for the 2002 fiscal year) for services rendered in all capacities to us and our subsidiaries for the fiscal years ended December 31, 2002, 2001 and 2000, respectively. No other executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for our 2002 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that fiscal year. The individual included in the following table are collectively referred to as the "named executive officers."

                           Summary Compensation Table

                                                                                        Long Term Compensation
                                                                                   ------------------------------
                                                     Annual Compensation                Awards          Payouts
                                            ------------------------------------   ------------------------------
                                                                                   Restricted  Securities
                                                                    Other Annual   Stock       Underlying    LTIP      All Other
Name and Principal Position           Year    Salary      Bonus     Compensation   Award(s)    Options/SARS  Payouts  Compensation
---------------------------           ----    ------      -----     ------------   --------    ------------  -------- ------------
                                                ($)        ($)           ($)          ($)        (#)            ($)        ($)

Becky H. Takeda.................      2002      N/A        N/A           N/A         N/A          N/A          N/A          N/A
Chief Executive Office and            2001      N/A        N/A           N/A         N/A          N/A          N/A          N/A
President (3)                         2000      N/A        N/A           N/A         N/A          N/A          N/A          N/A

Marcia   Allen..................      2002   42,585          0             0           0            0            0            0
Former President (1)                  2001      N/A        N/A           N/A         N/A          N/A          N/A          N/A
                                      2000      N/A        N/A           N/A         N/A          N/A          N/A          N/A

William R. Barber...............      2002    4,000          0             0           0            0            0            0
Former Chief Executive Officer and    2001      N/A        N/A           N/A         N/A          N/A          N/A          N/A
President (2)                         2000      N/A        N/A           N/A         N/A          N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------

(1) Represents Ms. Allen's period of service from January 7, 2002 through August 15, 2002.
(2) Represents Mr. Barber's period of service from October 31,2002 through December 31, 2002.
(3)  Ms. Takeda receives no compensation from the company for her services.

                        Option Grants in Last Fiscal Year

     There were no options granted to our named executive officers during the fiscal year ended December 31, 2002. We did not grant any stock appreciation rights during the year ended December 31, 2002.

     During 2002, we granted no options to purchase shares of our common stock to our employees and consultants.


                 Aggregated Option Exercises In Last Fiscal Year
                       and Fiscal Year-End Option Values

     There were no option exercises by our named executive officers during the fiscal year ended December 31, 2002. No stock appreciation rights were exercised during the fiscal year ended December 31, 2002, and no stock appreciation rights were outstanding at the close of such year.


               Employment Contracts and Termination of Employment,
                       and Change-in-Control Arrangements

     There are neither employment contracts nor change-in-control arrangements in force for any employee of the Company as of June 30, 2003. On August 15, 2002, Ms. Marcia Allen resigned her duties as President of the Company, Ms. Allen did not cite any reasons for the resignation. On June 23, 2003, Mr. William R. Barber resigned his duties as Chief Executive Officer and President of the Company. Mr. Barber cited the ongoing personal contentiousness of the Bentley litigation.


                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2002 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.


                                                                                       Number of Securities
                                                                                       Remaining Available for
                                     Number of Securities to    Weighted-average       Future Issuance Under Equity
                                     be Issued Upon Exercise    Exercise Price of      Compensation Plans
                                     of Outstanding Options,    Outstanding Options,   (Excluding Securities Reflected
     Plan Category                   Warrants and Rights        Warrants and Rights    in Column (a))
     -------------                   -----------------------    -------------------    --------------------------------
                                              (a)                      (b)                          (c)
                                     -----------------------    -------------------    --------------------------------
Equity Compensation Plans Approved          1,776,445                    $0.35                  4,223,555 (2)
   by Stockholders (1)

Equity Compensation Plans Not               1,283,884                    $0.35                       ---
   Approved by Stockholders
                                    --------------------------                            --------------------------

Total                                       3,060,329                                             4,223,555
                                    ==========================                            ==========================

----------

(1) Consists of the 1999 Stock Incentive Plan.
(2) Consists of shares available for future issuance under the 1999 Stock Incentive Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the shares of our common stock and preferred stock as of June 30, 2003, except as noted in the footnotes below, by:

- Each person whom we know to be the beneficial owner of 5% or more of our outstanding common stock or preferred stock;

-    Each named executive officer;

-    Each of our directors; and

-    All of our executive officers and directors as a group.

     Holders of common stock are entitled to one vote for each share held. Preferred stock holders are not entitled to voting privileges and are convertible into common stock under certain circumstances on a share-for-share basis. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock or preferred stock subject to options held by that person that are currently exercisable or that will become exercisable within 60 days after June 30, 2003, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of June 30, 2003, 24,163,965 shares of our common stock were issued and outstanding and 1,055,600 shares of our preferred stock were issued and outstanding. Unless otherwise indicated in the footnotes below, and subject to community property laws where applicable, each of the named persons have sole voting and sole investment power with respect to the shares shown as beneficially owned. The address of each named executive officer and director listed below is c/o Accesspoint Corporation, 6171 W. Century Blvd., Suite 200, Los Angeles, California 90045.


                                                                     Beneficial Ownership of Shares
                                                    ------------------------------------------------------------------
                                                                        Percentage
             Name of Beneficial Owner                  Number of        of               Number of        Percentage
             ------------------------                  Preferred        Preferred          Common          of Common
                                                    ----------------    -----------    ---------------    ------------
Executive officers and directors:
    Becky H. Takeda...............................       ______0___           ___%             14,000            .05%
                                                         -------
    William R. Barber.............................       ______0___           ___%             40,000            .16%
                                                         -------
    Gene Valentine...............................0       ______0___           ___%            125,000             .5%
                                                         -------
    Joseph Byers..................................       ______0___           ___%              3,000            .01%
                                                         -------
    Michael Savage                                       ______0___           ___%              2,600            .01%
                                                         -------
Other 5% Beneficial Stockholders:
    Net Integrated Systems (1)....................       ______0___           ___%          5,192,735             22%
                                                         -------
    Net Integrated Systems (2)....................       ______0___           ___%          5,510,294             23%
                                                         -------

All directors  and  executive  officers as a group      ______0____           ___%            184,600              1%
(5 persons).......................................

-----------------

(1) Shares issued to Net Integrated Systems in consideration for the extension of the Revolving Line of Credit Secured Promissory Note dated December 14, 2001. Net Integrated Systems is currently in the control of a provisional liquidator pending the dissolution of the entity in the Supreme Court of Bermuda.

(2) In conjunction with the Secured Loan Agreement and Pledge Agreement and the Revolving Line of Credit Secured Promissory Note dated December 14, 2001, Access Holdings LP, benefiting James W. Bentley and Mary Ann Bentley and family, made and gave to Net Integrated Systems the Irrevocable Proxy and Stock Power on Certificate No. 2450 in the amount of 1,905,037 shares, to attend meetings of the shareholders, and to represent, vote, and otherwise act in the same manner as they were personally present. Additionally, Tom Djokovich gave Net Integrated Systems, the Irrevocable Proxy and Stock Power on Certificate No. 1161 in the amount of 3,605,257 shares, to attend meetings of the shareholders, and to represent, vote, and otherwise act in the same manner as he were personally present. Net Integrated Systems is currently in the control of a provisional liquidator pending the dissolution of the entity in the Supreme Court of Bermuda.

                             AUDIT COMMITTEE REPORT

     The following is the report of the Audit Committee (the "Audit Committee") of the Board of Directors of Accesspoint Corporation (the "Company") with respect to the Company's consolidated audited financial statements for the fiscal year ended December 31, 2002, which include the consolidated balance sheets of the Company as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 2002, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review with Management

     The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

Review and Discussions with Independent Accountants

     The Audit Committee has discussed with Mendoza Berger & Company, LLP, prior independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of the Company's financial statements.

     The Audit Committee has also received written disclosures and the letter from Mendoza Berger & Company, LLP, the Company's prior independent accountants, required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Mendoza Berger & Company, LLP their independence from the Company.

Conclusion

     Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

                                      Submitted by the Audit Committee of
                                      the Board of Directors,

                                      Eugene Valentine
                                      Joseph Byers

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Mr. William R. Barber, Chief Executive Officer, President, Chief Financial Officer and Director, was appointed as an officer and director in November 2002. The transactions described below occurred both before and after Mr. Barber commenced to serve as an officer and director.

     Mr. Barber is the principal owner of Ameropa, Inc. ("Ameropa"), a Bahamas corporation. Ameropa owned two Bermuda corporations, Internet Online Services, Inc. ("IOS") and Network Integrated Systems, Ltd. ("NIS"). Mr. Barber and two colleagues agreed to provide funding to Accesspoint. Although IOS and Ameropa advanced funds from time to time, Mr. Barber and his colleagues decided to consolidate the funding agreements through NIS. Accordingly we entered into a written Secured Loan Agreement and associated Revolving Line of Credit Secured Promissory Note (together "Line of Credit") with NIS on December 14, 2001. Concurrently, on December 14, 2001, we also entered into a written Management Agreement with NIS. Under the Line of Credit NIS agreed to advance to us from time to time as we requested advances not to exceed $5,000,000. All outstanding balances bear interest at six percent (6%) per annum. NIS has the right to call the loan at any time. The Line of Credit is secured by a blanket security interest in all of our assets. Under the Line of Credit, we have granted to NIS certain powers of attorney for the protection and perfection of NIS's security interest in the collateral. Notwithstanding the rights that we granted to NIS, NIS may demand payment from us and have access to our collateral only after NIS has exhausted other sources of repayment. In connection with the Line of Credit, three of our shareholders, Tom M. Djokovich, Access Holdings Limited Partnership, and Alfred Urcuyo (together "Option Shareholders"), granted to NIS an option to purchase a total of 7,131,688 shares of our common stock at $2.00 per share. If NIS elects to exercise its option, then the Option Shareholders have the right whether to contribute the option proceeds to us for repayment of the Line of Credit. If the Option Shareholders elect to contribute the proceeds to us, then NIS may not have recourse to our assets as a source of repayment. However, if we do not receive such option proceeds, then NIS may proceed against the collateral. Further, after 18 months, the Option Shareholders have the right to "call" the options. If NIS exercises the options, then the Option Shareholders are obligated to contribute the proceeds to us for repayment of the Line of Credit. If NIS refuses to exercise the options, then the options expire and NIS would have recourse to our assets for repayment of the Line of Credit.

     We also entered into a Management Agreement, dated December 14, 2001, with NIS. We appointed NIS as our general manager, with the duty and authority (subject to the approval of our board of directors) to manage the day-to-day operations of the business, including our financial affairs. Under this Management Agreement, we are obligated to pay NIS $10,000 per month, but this "fee shall accrue and only be payable to the extent the Company shall have current operating profits reasonably sufficient to pay such fee." In addition, if we terminated the Management Agreement without cause, then we would have been obligated to pay NIS all amounts then owing, plus the sum of $1.0 million. However, we also had the right to terminate the Management Agreement for cause. The term "cause" includes the "filing of a voluntary or involuntary application for or appointment of a receiver" for NIS. Mr. Barber owns 50% of Net Integrated Systems ("NIS") and serves as one of its three directors.

     NIS appointed Ameropa as its agent to manage the relationship between NIS and us under the terms of the Line of Credit. In February 2002, Ameropa began to provide cash management services to us by sweeping our operating accounts on a daily basis and funding the same accounts as items were presented for payment. Through October 2002 we dealt exclusively with Ameropa for the funding of the Line of Credit. During the year ended December 31, 2002 there were more than 300 such transactions, none of a material size, between Ameropa and our various operating accounts. As of December 31, 2002 we were indebted to NIS under the Line of Credit in the amount of $1,372,293. We have made no payments on this balance. During the period in which Ameropa managed the relationship between NIS and us, Mr. Barber did not have an operational role with us and he was not an officer or a member of the Board of Directors.

     In October 2002, Mr. Barber, as a Director of NIS and 50% owner, placed NIS into receivership in Bermuda. Thereupon, we terminated the Management Agreement with NIS for cause. NIS is currently in receivership in Bermuda and we have not received any indication from the receiver on behalf of NIS, of an intention to assert a claim against us. However we cannot guarantee that a claim will not be asserted in the future. On February 4, 2003, the Supreme Court of Bermuda entered an Order that NIS "be wound up". On the same day, the Supreme Court of Bermuda entered an Order consenting to the withdrawal by the other two directors of NIS of a challenge to the appointment of a receiver for NIS.

     In October 2002, we entered into a Master Support Services Agreement ("Services Agreement") with Merchants Billing Services, Inc. ("MBS"). The Agreement calls for MBS to provide underwriting, administrative support, customer support and technical support services as well as a source of financing, liquidity and cash management services to us. MBS is a Nevada corporation majority owned by Mr. Barber. On November 1, 2002 MBS assumed responsibility for the payment of all of our employees as well as the assumption of their related accrued vacation and sick time. On November 1, 2002 MBS established a series of control accounts for the receipt and management of our cash. These control accounts are designated "For the Benefit Of" and are segregated from the operating accounts of MBS. Authority to move and withdraw funds from these accounts resides exclusively with us. For the year ended December 31, 2002, there were more than 50 such transactions, none of a material size, between MBS and us. As of December 31, 2002, we were indebted to MBS for $150,990. In the meeting of the Board of Directors of March 4, 2003, we were notified that Merchants Billing Services, Inc. was canceling its Master Support Services Agreement with the registrant in 120 days, said cancellation was subsequently extended through September 17, 2003. Effective July 1, 2003, the Company resumed payments to employees and vendors. While the Agreement remains in effect, the range of services provided by MBS no longer includes payments to the Company's employees and vendors. There are no future minimum payments under the Services Agreement.

                             ADDITIONAL INFORMATION

     Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by us under those statutes, the Audit Committee Report, the Audit Committee Charter, and reference to the independence of the Audit Committee members are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by us under those statutes.

     We have filed an Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2002 with the Securities and Exchange Commission. You may obtain, free of charge, a copy of the Form 10-KSB by writing to William R. Barber, Secretary, Accesspoint Corporation, 6171 W. Century Blvd., Suite 200 Los Angeles, California 90045.

     Our board of directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the board of directors. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

     It is important that the proxies be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

     A copy of our Annual Report for the 2002 Fiscal Year has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. This Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                                      By Order of the Board of Directors,



                                      Becky H. Takeda,
                                      Chief Executive Officer and President

Dated: July 18, 2003
Los Angeles, California

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                             Accesspoint Corporation

                             Audit Committee Charter

                             As of December 31, 2002


I. Preamble:

         The Board of Directors of this corporation has formed an audit committee to promote the financial transparency of the corporation and to ensure the integrity of the corporation's financial reporting processes and products. This charter is meant to identify the personnel and functions of the audit committee. These guidelines contemplate the involvement of the outside counsel and where appropriate the involvement of the full Board of Directors.

II. Audit Committee Membership and Function:

         A. Definitions
                  1. Independence: A member of the audit committee and an auditor, respectively, are independent if they have no relationship to the corporation that may interfere with the exercise of their independence from management and the corporation, such as employment with the corporation or an affiliate within five years; corporate compensation other than fees for Board service; family relationship with a corporate officer or employee; or relationship to a business affiliate or partner of the corporation.

                  2. Financial Literacy: A member of the audit committee shall have financial literacy, as signified by the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through company-sponsored training programs.

         B. Prerequisites of Audit Committee Membership
                  1. The corporation shall have an audit committee composed solely of independent directors.

                  2. The audit committee shall be comprised of a minimum of two directors, each of whom is financially literate or becomes financially literate within a reasonable period of time after his or her appointment to the audit committee, and at least one member of the audit committee shall have accounting or related financial management experience.

         C. Audit Committee Function
                  1. The Board and the audit committee have the ultimate authority and responsibility to select, oversee, evaluate, and, where appropriate, to replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). Oversight responsibilities are described further in Section III, below.

                  2 The outside auditor is ultimately accountable to the board of directors and the audit committee as the representatives of the shareholders.

III.  Independent Auditor Oversight:

         A. Auditor Qualifications
                  1. The audit committee is responsible for ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the company consistent with Independent Boards Board Standard 98-1.

                  2. The audit committee is also responsible for actively engaging in a dialogue with the audit with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and to take or recommend that the full Board take appropriate action to ensure the independence of the outside auditor.

                  3. The audit committee shall also with respect to the outside auditor
                           a) Review the audit firm's proposed executive partner and auditing personnel background and experience.
                           b) Determine auditor firm's registration with the AICPA's SEC practice division and participation in the voluntary peer review professional practice programs.
                           c) Review CPA's firm's litigation history and professional liability insurance.
       B. Auditor Engagement Letter.
                  1. Auditor's letter should define nature and scope of audit engagement and provide contract for professional services of the auditing firm.

         C. Annual Audit Planning and Supervision
                  1. Inquire regarding audit scope, timing and conduct.

                  2. Ascertain that audit team has requisite industry and corporate knowledge, appropriate ratio of staff assistants to supervisors, and supervisory review procedures.

                  3. Confirm that auditor's written audit plan give sufficient consideration to (a) financial disclosures; (b) operational efficiency; (c) corporate compliance; (d) compliance with laws.

         D. Annual Audit Review. In connection with the annual audit, the audit committee shall:

                  1. Ascertain any disagreements among audit personnel or between audit personnel and company management.

                  2. Review corporate accounting policies and practices regarding:
                  a) Revenue recognition;
                  b) Reserving;
                  c) Asset capitalization; and
                  d) Extraordinary charges or write-offs.

                  3. Affirm that accounting policies are consistent with industry practices, that correct requirements are reflected in accounting policies and the accounting policies are consistent with a fair presentation of the financial statement in conformity with generally accepted accounting principles.

         E. Quarterly Review

                  1. Prior to the time that the company files its Quarterly Report on Form 10-Q, the auditor will conduct an SAS 71 Interim Financial Review.

                  2. Prior to the filing of the Form 10-QSB and prior to the public announcement of the company's quarterly results, the auditor will discuss with the audit committee, or at least its chairman, and a representative of financial management, in person, or by telephone conference call, the matters described in AU Section 380, Communications with Audit Committee, including significant adjustments, significant new accounting policies, and disagreements with management.

         F. Annual Report

                  1. Review corporate annual report to evaluate whether it contains a fair and meaningful presentation of financial statements, footnotes, and supplementary information.

                  2. Affirm that the annual report discusses changes in corporate reporting or accounting practices (for example, departures from generally accepted accounting principles, exceptions to the consistent application of accounting principles, etc.)

                  3. Review disclosure and ensure that practices are fully and fairly disclosed.

                  4. Affirm appropriate use of statutory "safe harbor" disclosure if report contains forward looking information.

                  5. Prepare for the annual report to shareholders and for inclusion in the Company's annual filing on Form 10-KSB a letter to shareholders stating whether with respect to the prior fiscal year:
                           a) management has reviewed the audited financial statements with the audit committee, including a discussion of the quality of the accounting principles as applied and significant judgments affecting the company's financial statements;
                           b) the outside auditors have discussed with the audit committee the outside auditors' judgments of the quality of those principles as applied;
                           c) the members have discussed among themselves, without management or the outside auditors present, the information disclosed to the audit committee described in a) and b) above;
                           d) the audit committee, in reliance on the review and discussions conducted with management and the outside auditors believe that the company's financial statements are fairly presented in conformity with Generally Accepted Accounting Principles (GAAP) in all material respects.

         G. Additional Matters for Review. The audit committee shall also:
                  1. Review outside counsel's letter regarding litigation, claims and assessments and review accounting treatment concerning contingency losses and effect on financial statement

                  2. Confer with Outside Auditor or counsel to ascertain corporation's compliance regarding:
                  a. securities statutes;
                  b. antitrust laws;
                  c. income tax laws;
                  d. labor laws;
                  e. industry regulation.

                  3. Ascertain the existence of and review any material non-arm's length transactions.

IV. Internal Auditors:

         A. Audit Staff Qualifications. The audit committee shall:
                  1. Review background of internal auditing directors and groups and confer with outside auditor regarding competence of internal audit staff.

                  2. Ascertain internal audit staff's participation in programs of the Institute of Internal Auditors or other professional societies.

         B. Audit Function. The audit committee shall also: 1. Review internal audit charter or plan.

                  2. Review internal audit reporting responsibilities.

     C. Internal Audit Review.

     1. Review internal audit staff work to ensure proper planning, supervision and review.

     2. Review reports regarding compliance audits, operational audits, financial audits.

     3. Review reports on internal accounting and administrative controls, to determine objectivity of recommendations.

     4. Ascertain implementation of prior years' audit recommendations.

     5. Ascertain any management disagreements with internal auditors.

     6. Review audit staff relationship and interaction with other departments and outside auditors.

V. Audit Committee Report:

         A. Annual Report. The audit committee shall report at least annually to the Board, setting forth:

               1.   the audit committee's function and responsibilities;

               2. a chronological review of committee's activities, particularly auditing and accounting cycle activities;

               3. a summary of the committee's recommendations, particularly with respect to the selection of the auditing firm and the review of the auditor's report;

               4.   attach critical audit reports and management letters.

         B. Committee Charter. The audit committee shall:

               1. At least annually, affirm in the proxy statement the existence of an audit committee charter and compliance with the charter;
               2. At least annually, review charter for any necessary revisions and refer all revisions to the Board;
               3. At least triennially attach audit committee charter to the annual proxy statement.

                             ACCESSPOINT CORPORATION
                                      PROXY

               Annual Meeting of Stockholders, September 17, 2003

         This Proxy is Solicited on Behalf of the Board of Directors of
                             Accesspoint Corporation



     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held September 17, 2003 and the Proxy Statement and appoints Gene Valentine and William R. Barber, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Accesspoint Corporation (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Green Valley Ranch Resort located at 2300 Paseo Verde Henderson, Nevada 89052, on Wednesday, September 17, 2003 at 11 a.m. local time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.










 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
    SIDE                                                              SIDE



                Please detach and return in the envelope provided
--------------------------------------------------------------------------------

         |X| Please mark as in this example

     The Board of Directors recommends a vote IN FAVOR OF the directors listed below and a vote IN FAVOR OF each of the listed proposals. This proxy, when properly executed, will be voted as specified below. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the directors listed below and IN FAVOR OF the other proposals.

               1. To elect two Class I Directors for a term of one year and three Class II Directors for a term of two years or until their successors are duly elected and qualified or until their earlier resignation or removal.

To withhold authority to vote, mark "FOR ALL EXCEPT" and

FOR ALL EXCEPT write the nominee's name on the line below:

                                                          FOR ALL   WITHHOLD     ALL
                    (a) Eugene Valentine                    |_|       |_|        |_|
                    (b) William B. Barber                   __________________________________________________________
                    (c) Joseph Byers
                    (d) Michael Savage                      __________________________________________________________
                    (e) Becky H. Takeda
                                                            __________________________________________________________

        2.             FOR      AGAINST     ABSTAIN    To ratify the appointment of Mendoza Berger & Company, LLP as independent
                       |_|        |_|         |_|      accountants of the Company for the fiscal year ending December 31, 2003.


        3.             FOR      AGAINST     ABSTAIN    To ratify the compensation arrangements of the Company's non-employee
                       |_|        |_|         |_|      directors.

        4.             FOR      AGAINST     ABSTAIN    To approve a proposal to amend the Company's  Articles of Incorporation to
                       |_|        |_|         |_|      increase the authorized number of shares of common stock from 25,000,000 to
                                                       100,000,000 shares.

        6.                                             To  transaction such other business as may properly come before the  meeting or any adjournment or meeting or any adjournment or adjournments thereof.

                            Mark if you plan to                          Mark here for change of address and provide your current
                             attend the Annual                           address on the lines below
                                  Meeting
                                    |-|                                   _______________________________________________________
                                                                          _______________________________________________________
                                                                          _______________________________________________________


Please print the name(s) appearing on each share certificate(s)
over which you have voting authority:-------------------------------------------------------------------------------------------

                                                                                     (Print name(s) on certificate)


        Please sign your
        name:                                                                        Date:
                         --------------------------------------------------              -----------------------
                                  (Authorized Signature(s))

        Note: Please sign, date and return promptly in the accompanying envelope. Please sign exactly as your name appears on this proxy card.
        If shares are held jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO
        SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR
        STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.